                                                                    EXHIBIT 28.2

                                MONTHLY SERIES
                                    1995-1
                         CERTIFICATEHOLDERS' STATEMENT

                      THE FIRST NATIONAL BANK OF ATLANTA
              ___________________________________________________

                       WACHOVIA CREDIT CARD MASTER TRUST
              ___________________________________________________


       Listed below is the information which is required to be prepared with respect to the distribution date of January 18, 2000 and with respect to the performance of the Trust during the related Monthly period.

      Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.    Information Regarding the Current Monthly Distribution (Stated on the
      ---------------------------------------------------------------------
      Basis of $1,000 Original Certificate Principal Amount)
      -----------------------------------------------------

      1.  The amount of the current monthly
          distribution in respect of Class A
          Monthly Principal                                      $0.00

      2.  The amount of the currently monthly
          distribution in respect of Class B
          Monthly Principal                                      $0.00

      3.  The amount of the currently monthly
          distribution in respect of Collateral
          Monthly Principal                                      $0.00

      4.  The amount of the currently monthly
          distribution in respect of Class A
          Monthly Interest                                       $6.26

      5.  The amount of the currently monthly
          distribution in respect of Class A
          Deficiency Amounts                                     $0.00

      6.  The amount of the currently monthly
          distribution in respect of Class A
          Additional Interest                                    $0.00

     7.  The amount of the currently monthly
         distribution in respect of Class B
         Monthly Interest                                        $6.36

     8.  The amount of the currently monthly
         distribution in respect of Class B
         Deficiency Amounts                                      $0.00

     9.  The amount of the currently monthly
         distribution in respect of Class B
         Additional Interest                                     $0.00

     10. The amount of the currently monthly
         distribution in respect of Collateral
         Monthly Interest                                        $6.48

     11. The amount of the currently monthly
         distribution in respect of any accrued
         and unpaid Collateral Monthly Interest                  $0.00


E.   Information Regarding the Performance of the Trust
     --------------------------------------------------

     1.  Collection of Principal Receivables
         -----------------------------------

         (a)    The aggregate amount of
                Collections of Principal
                Receivables processed during
                the related Monthly Period
                which were allocated in respect
                of the Class A Certificates             $45,415,276.18


         (b)    The aggregate amount of
                Collections of Principal
                Receivables processed during
                the related Monthly Period
                which were allocated in respect
                of the Class B Certificates              $2,671,486.83

         (c)    The aggregate amount of
                Collections of Principal
                Receivables processed during
                the related Monthly Period
                which are allocated in respect
                of the Collateral Interest               $    2,798,700.49



     2.  Principal Receivables in the Trust
         ----------------------------------

         (a)    The aggregate amount of
                Principal Receivables in
                the Trust as of the end
                of the day on the last
                day of the related Monthly Period        $2,691,743,243.95


         (b)    The amount of Principal
                Receivables in the Trust
                represented by the Investor
                Interest of Series 1995-1
                as of the end of the day on
                the last day of the related
                Monthly Period                           $  500,000,000.00

         (c)    The amount of Principal
                Receivables in the Trust
                represented by the Series
                1995-1 Adjusted Investor
                Interest as of the end of
                the day on the last day of
                the related Monthly Period               $  500,000,000.00


         (d)    The amount of Principal
                Receivables in the Trust
                represented by the Class A
                Investor Interest as of the end
                of the day on the last day of
                the related Monthly Period               $  446,250,000.00


         (e)    The amount of Principal
                Receivables in the Trust
                represented by the Class A
                Adjusted Investor Interest as of
                the end of day on the last day
                of the related Monthly Period            $  446,250,000.00

         (f)    The amount of Principal
                Receivables in the Trust
                represented by the Class B
                Investor Interest as of the
                end of the day on the last day
                of the related Monthly Period            $   26,250,000.00


         (g)    The amount of Principal
                Receivables in the Trust
                represented by the Collateral
                Interest as of the end of the
                date on the last day of the
                related Monthly Period                   $   27,500,000.00


         (h)    The Floating Investor Percentage
                with respect to the related
                Monthly Period                                     19.0092%

         (i)    The Class A Floating Allocation
                with respect to the related
                Monthly Period                                     89.2500%

         (j)    The Class B Floating Allocation
                with respect to the related
                Monthly Period                                      5.2500%

         (k)    The Collateral Floating Allocation
                with respect to the related
                Monthly Period                                      5.5000%

         (l)    The Fixed Investor Percentage
                with respect to the related
                Monthly Period                                     19.0092%

         (m)    The Class A Fixed Allocation
                with respect to the related
                Monthly Period                                     89.2500%

         (n)    The Class B Fixed Allocation
                with respect to the related
                Monthly Period                                      5.2500%

         (o)    The Collateral Fixed Allocation
                with respect to the related
                Monthly Period                                      5.5000%

      3. Delinquent Balances
         -------------------

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                      Aggregate                  Percentage
                                       Account                    of Total
                                       Balance                   Receivables
                                       -------                   -----------

         (a)  30 - 59 days:        $26,312,601.60                   0.9654%
                                   --------------
         (b)  60 - 89 days:        $17,088,377.05                   0.6270%
                                   --------------
         (c)  90 - or more days:   $29,071,748.78                   1.0666%
                                   --------------
                           Total:  $72,472,727.43                   2.6589%
                                   --------------

     4.  Investor Default Amount
         -----------------------

         (a)    The Aggregate Investor Default
                Amount for the related Monthly
                Period                                   $    1,981,858.86

         (b)    The Class A Investor Default
                Amount for the related Monthly
                Period                                   $    1,768,809.03

         (c)    The Class B Investor Default
                Amount for the related Monthly
                Period                                   $      104,047.59

         (d)    The Collateral Default Amount
                for the related Monthly Period           $      109,002.24


     5.  Investor Charge Offs
         --------------------

         (a)    The aggregate amount of
                Class A Investor Charge-Offs
                for the related Monthly Period           $            0.00

         (b)    The aggregate amount of
                Class A Investor Charge-Offs
                set forth in 5 (a) above per
                $1,000 of original Certificate
                principal amount                         $            0.00


         (c)    The aggregate amount of Class
                B Investor Charge-Offs for the
                related Monthly Period                   $            0.00


         (d)    The aggregate amount of Class
                B Investor Charge-Offs set forth
                in 5 (c) above per $1,000 of
                original certificate principal
                amount                                   $            0.00

         (e)    The aggregate amount of
                Collateral Charge-Offs for the
                related Monthly Period                   $            0.00


         (f)    The aggregate amount of
                Collateral Charge-Offs set
                forth in 5 (e) above per $1,000
                of original certificate principal
                amount                                   $            0.00

         (g)    The aggregate amount of Class
                A Investor Charge-Offs reimbursed
                on the Transfer Date immediately
                preceding this Distribution Date         $            0.00



         (h)    The aggregate amount of Class
                A Investor Charge-Offs set forth
                in 5 (g) above per $1,000 original
                certificate principal amount re-
                imbursed on the Transfer Date
                immediately preceding this
                Distribution Date                        $            0.00


         (i)    The aggregate amount of Class
                B Investor Charge-Offs
                reimbursed on the Transfer
                Date immediately preceding this
                Distribution Date                        $            0.00

         (j)    The aggregate amount of Class
                B Investor Charge-Offs set forth
                in 5 (i) above per $1,000 original
                certificate principal amount re-
                imbursed on the Transfer Date
                immediately preceding this
                Distribution Date                        $            0.00

         (k)    The aggregate amount of
                Collateral Charge-Offs reimbursed
                on the Transfer Date immediately
                preceding this Distribution Date         $            0.00



         (l)    The aggregate amount of
                Collateral Charge-Offs set
                forth in 5(k) above per $1,000
                original certificate principal
                amount reimbursed on the Transfer
                Date immediately preceding
                Distribution Date                        $            0.00



     6.  Investor Servicing Fee
         ----------------------

         (a)    The amount of the Class A
                Servicing Fee payable by the
                Trust to the Servicer for
                the related Monthly Period               $      371,875.00


         (b)    The amount of the Class B
                Servicing Fee payable by the
                Trust to the Servicer for
                the related Monthly Period               $       21,875.00


         (c)    The amount of the Collateral
                Interest Servicing Fee payable
                by the Trust to the Servicer for
                the related Monthly Period               $       22,916.67


    7.   Reallocations
         -------------

         (a)    The amount of Reallocated
                Collateral Principal
                Collections with respect to
                this Distribution Date                   $            0.00

         (b)    The amount of Reallocated
                Class B Principal Collections
                with respect to this Distri-
                bution Date                              $            0.00


         (c)    The Collateral Interest as
                of the close of business on
                this Distribution Date                   $   27,500,000.00



         (d)    The Class B Investor Interest
                as of the close of business
                on this Distribution Date                $   26,250,000.00



     8.  Collection of Finance Charge Receivables
         ----------------------------------------

         (a)    The aggregate amount of
                Collections of Finance Charge
                Receivables processed during the
                related Monthly Period which
                were allocated in respect of
                the Class A Certificate                  $    6,372,127.34


         (b)    The aggregate amount of
                Collections of Finance Charge
                Receivables processed during the
                related Monthly Period which
                were allocated in respect of
                the Class B Certificates                 $      374,831.02


         (c)    The aggregate amount of
                Collections of Finance Charge
                Receivables processed during the
                related Monthly Period which
                were allocated in respect of
                the Collateral Interest                  $      392,680.12


     9.  Principal Funding Amount
         ------------------------

         (a)    The principal amount on
                deposit in the Principal
                Funding Account on the
                related Transfer Date                    $            0.00

         (b)    The Accumulation Shortfall
                with respect to the related
                Monthly Period                           $            0.00

         (c)    The Principal Funding In-
                vestment Proceeds deposited
                in the Finance Charge Account
                on the related Transfer Date             $            0.00


         (d)    The amount of all or the
                portion of the Reserve Draw
                Amount deposited in the
                Finance Charge Account on the
                related Transfer Date from
                the Reserve Account                      $            0.00


     10. Reserve Draw Amount                             $            0.00
         -------------------

     11. Cash Collateral Account
         -----------------------

         (a)    The principal amount on deposit in
                the Cash Collateral Account on
                the related Transfer Date (before
                giving effect to any deposits or
                withdrawals                              $   10,000,000.00

         (b)    The Required Draw Amount on
                the related Transfer Date                $            0.00


         (c)    The principal amount on deposit
                in the Cash Collateral Account on
                the related Transfer Date (after
                giving effect to any deposits or
                withdrawals)                             $   10,000,000.00

         (d)    The Required Cash Collateral
                Amount (after giving effect to
                any deposits, withdrawals, or
                payments)                                $   10,000,000.00

     12.  Available Funds
          ---------------

         (a)    The amount of Class A
                Available Funds on deposit
                in the Finance Charge Account
                on the related Transfer Date             $    6,372,127.34


         (b)    The amount of Class B
                Available Funds on deposit
                in the Finance Charge Account
                on the related                           $      374,831.02


         (c)    The amount of Collateral
                Available Funds on deposit in
                the Finance Charge Account on
                the related Transfer Date                $      392,680.12


    13.  Portfolio Yield
         ---------------

         (a)    The Portfolio Yield for the
                related Monthly Period                             13.3787%


         (b)    The Portfolio Adjusted Yield
                for the related Monthly Period                      4.1568%


     F.  Floating Rate Determinations
         ----------------------------

         1.     LIBOR for the interest Period
                ending on this Distribution Date                   6.46250%
                12/15/1999-1/18/2000

         The First National Bank
         of Atlanta
         Servicer

                                      By: Michael L. Scheuerman
                                      Title: Senior Vice President